Concentration of Credit Risk (Q2)	6 Months Ended
Jun. 30, 2019
Concentration of Credit Risk [Abstract]
Concentration of Credit Risk
Note 15 - Concentration of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivables. The Company places its cash and cash equivalents with primarily one financial institution. At times, such amounts may be in excess of the FDIC insured limit. The Company has never experienced any losses related to these balances.  As of June 30, 2019 and December 31, 2018 the Company had deposits in excess of the FDIC insured limits of $10.3 million and $3.4 million, respectively.

The Company routinely assesses the financial strength of its customers and, consequently, believes that its accounts receivable credit risk exposure is limited.